UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2015 (April 6, 2015)

CHC Group Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-36261	98-0587405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

190 Elgin Avenue, George Town,	KY1-9005
Cayman Islands
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (604) 276-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On April 6, 2015, CHC Group Ltd. announced that CHC Helicopter S.A., an indirect wholly-owned subsidiary of CHC Group Ltd., is offering to purchase up to $80 million aggregate factored principal amount of its outstanding 9.375% Senior Notes due 2021, issued pursuant to the Indenture, dated as of May 13, 2013, by and among CHC Helicopter S.A., CHC Group Ltd., the other guarantors from time to time party thereto and The Bank of New York Mellon, as trustee.
A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 6, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHC Group Ltd.
BY:	/s/ Russ Hill
Russ Hill Authorized Signatory

Date: April 6, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 6, 2015